                                                                    EXHIBIT 99.1

                     [Wire One Technology with Vision LOGO]


NEWS ANNOUNCEMENT                             FOR IMMEDIATE RELEASE

Contacts:
Christopher Zigmont                           Stewart Lewack, Robert Rinderman
Chief Financial Officer                       Jaffoni & Collins Incorporated
Wire One Technologies, Inc.                   212/835-8500
603/898-0800; investorrelations@wireone.com   wone@jcir.com


--------------------------------------------------------------------------------
REMINDER:

Wire One management is conducting a conference call today, August 6th at 5:00 p.m. (Eastern time), to discuss the Company's 2003 second quarter results. The conference call dial-in is: (612) 332-0632. Interested parties can also listen to a live webcast of the call at: http://www.wireone.com/investor_relations.htm or http://www.ccbn.com. The call and webcast are open to the general public.
--------------------------------------------------------------------------------

                      Wire One Reports 2003 Second Quarter
                       Results from Continuing Operations

HILLSIDE, N.J., August 6, 2003 - Wire One Technologies, Inc. (NASDAQ: WONE), a video communications service provider, announced today financial results from continuing operations for the three- and six-month periods ended June 30, 2003. Continuing operations exclude contributions from Wire One's audio-visual integration unit, which was sold on March 10, 2003. Continuing operations also exclude contributions from Wire One's Video Solutions business, which the Company has agreed to sell pursuant to a June 10, 2003 asset purchase agreement with Gores Technology Group, subject to stockholder approval.

Summary Financial Results From Continuing Operations
(unaudited) (in thousands, except per share data)

--------------------------------------------- ---------------------------------------- -------------------------------------
                                                    Three Months Ended June 30,             Six Months Ended June 30,
--------------------------------------------- ---------------------------------------- -------------------------------------
                                                     2003                2002                2003               2002
--------------------------------------------- ------------------- -------------------- ------------------ ------------------
Net revenue                                   $           2,675   $            1,259   $          4,901   $           2,358
--------------------------------------------- ------------------- -------------------- ------------------ ------------------
Net loss                                                 (3,901)              (2,668)            (7,437)             (4,737)
--------------------------------------------- ------------------- -------------------- ------------------ ------------------
Net loss per share, basic & diluted           $           (0.14)  $            (0.10)  $          (0.26)  $           (0.17)
--------------------------------------------- ------------------- -------------------- ------------------ ------------------
EBITDA (1)                                               (1,285)              (1,636)            (2,443)             (2,827)
--------------------------------------------- ------------------- -------------------- ------------------ ------------------

(1) Earnings before interest, taxes, depreciation and amortization (EBITDA) is considered a non-GAAP financial measure, but is provided to more clearly present the financial results that management uses to evaluate its business. Reconciliation of this non-GAAP financial measure to the most directly comparable financial measure reported in accordance with GAAP is presented in a separate section at the end of this press release. Investors should not consider this measure in isolation or as a substitute for operating income or any other measure for determining our operating performance or liquidity that is calculated in accordance with GAAP.

                                     (more)

Wire One Technologies Q2'03, 8/6/03                                 page 2 of 7


Commenting on the results for the period, Chairman and Chief Executive Officer Rich Reiss stated, "The 112% revenue increase from the year-ago second quarter demonstrates that we are on track to meet our target of doubling revenues from 2002 levels. Our signature Glowpoint(SM) video communications service continues to attract new customers and win accolades from customers, as evidenced by ESPN's(R) decision to use Glowpoint for its nationally televised broadcasts of the 2003 NBA(R) and NFL(R) Drafts."

"Glowpoint continues to steadily grow in line with our projections," continued Mr. Reiss. "We are installing or bringing new endpoints under contract daily and continue to experience insignificant levels of churn from existing subscribers. New endpoint growth during the quarter was concentrated in the health, education, manufacturing, technology, and government markets, including new customers such as a leading Japanese consumer electronics manufacturer, several top universities, and a major northeastern city police department."

Glowpoint Operating Highlights
------------------------------------------------------- ------------ ----------- ----------- ----------- ------------
                                                          Q2 2003     Q2 2002     % Change    Q1 2003     % Change
------------------------------------------------------- ------------ ----------- ----------- ----------- ------------
   # Endpoints Installed or Under Contract                 1,720        600         187%       1,450         19%
------------------------------------------------------- ------------ ----------- ----------- ----------- ------------
   # Glowpoint Customers                                    280         135         107%        245          14%
------------------------------------------------------- ------------ ----------- ----------- ----------- ------------
   Total Number of Calls Over 3 Minutes                   21,880       3,642        501%       16,716        31%
------------------------------------------------------- ------------ ----------- ----------- ----------- ------------
   Average # Endpoints Receiving Invoices                  1,068        274         290%        806          33%
------------------------------------------------------- ------------ ----------- ----------- ----------- ------------
   Average Revenue Per Endpoint                            $661         $735        -10%        $649         2%
------------------------------------------------------- ------------ ----------- ----------- ----------- ------------
   Total Glowpoint Revenue (in millions)                    $2.2        $0.6        248%        $1.7         31%
------------------------------------------------------- ------------ ----------- ----------- ----------- ------------

Proposed Video Solutions Business Sale
On June 10, 2003, Wire One entered into a definitive agreement to sell substantially all of the assets of its videoconferencing equipment division to Gores Technology Group. The aggregate transaction, valued at approximately $23 to $25 million including $22 million in cash, covers the Company's videoconferencing equipment distribution, system design and engineering, installation, operation and maintenance activities. The transaction is expected to close in the third quarter of 2003, subject to a vote by Wire One stockholders and other customary closing conditions.

"The sale of the Video Solutions business will position us to focus 100% of our resources on accelerating the growth of Glowpoint," added Mr. Reiss. "We are working hard to effect a seamless and productive transition with Gores Technology Group, and we expect a positive vote on the proposed transaction later this month."

                                     (more)

Wire One Technologies Q2'03, 8/6/03                                 page 3 of 7


About Wire One Technologies
Wire One Technologies, Inc. (www.wireone.com) operates Glowpoint(SM), the first IP-based subscriber network service dedicated to video communications. Launched in late 2000, Glowpoint carries video calls within the United States and to Europe and South America on a network provisioned through carrier-class backbone and last mile access partners over a variety of solutions including DSL, T1, ATM and Optical Ethernet. A recipient of Network World magazine's top rated World Class Award for `Quality of Service-guaranteed IP videoconferencing service,' Glowpoint presently serves over 280 customers, has 1,720 endpoints installed or under contract, and carries an average of over 7,000 calls per month. The network service offers guaranteed up-time, real-time billing and usage information, gateway services to legacy ISDN-based sites, multi-point bridging, live operator assistance, encryption, scheduling features and international least-cost routing, among other value-added features.

The statements contained herein, other than historical information, are or may be deemed to be forward-looking statements and involve factors, risks and uncertainties that may cause actual results in future periods to differ materially from such statements. These factors, risks and uncertainties include market acceptance and availability of new products and services; the nonexclusive and terminable-at-will nature of reseller agreements with manufacturers; rapid technological change affecting products and services; the impact of competitive products and services, as well as competition from other resellers and service providers; possible delays in the shipment of new products; and the availability of sufficient financial resources to enable the Company to expand its operations and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission.

WIRE ONE, GLOWPOINT and SCHEDULEPOINT are service marks of Wire One Technologies, Inc. All other marks are trademarks or service marks of their respective owners.

                            (financial tables follow)

Wire One Technologies Q2'03, 8/6/03                                 page 4 of 7


                           Wire One Technologies, Inc.
                Consolidated Statements of Operations (Unaudited)


                                                                   Three Months Ended June 30,          Six Months Ended June 30,
                                                                 ------------------------------      -------------------------------
                                                                    2003               2002               2003             2002
                                                                 ------------      ------------      ------------      ------------
Net revenue                                                      $  2,674,630      $  1,258,556      $  4,901,488      $  2,357,977
Cost of revenue                                                     2,604,320         1,206,306         4,898,606         2,175,847
                                                                 ------------      ------------      ------------      ------------
  Gross margin                                                         70,310            52,250             2,882           182,130
                                                                 ------------      ------------      ------------      ------------

Operating expenses:
   Selling                                                          1,654,784         1,157,238         2,941,463         2,183,805
   General and administrative                                       1,397,348         1,215,844         2,632,012         2,367,718
   Restructuring                                                         --             260,000              --             260,000
                                                                 ------------      ------------      ------------      ------------
      Total operating expenses                                      3,052,132         2,633,082         5,573,475         4,811,523
                                                                 ------------      ------------      ------------      ------------

                                                                 ------------      ------------      ------------      ------------
Loss from continuing operations                                    (2,981,822)       (2,580,832)       (5,570,593)       (4,629,393)
                                                                 ------------      ------------      ------------      ------------

Other (income) expense
   Amortization of deferred financing costs                            47,254            45,938            92,763            59,695
   Interest income                                                       (611)          (38,802)           (5,800)          (58,132)
   Interest expense                                                   413,933            79,547           786,983           105,786
   Amortization of discount on subordinated debentures                458,250                --           992,875                --
                                                                 ------------      ------------      ------------      ------------
      Total other expenses, net                                       918,826            86,683         1,866,821           107,349
                                                                 ------------      ------------      ------------      ------------

Net loss from continuing operations                                (3,900,648)       (2,667,515)       (7,437,414)       (4,736,742)

Loss from discontinued AV operations                                 (380,045)         (695,593)       (1,173,067)       (1,268,474)
Loss from discontinued VS operations                                 (619,014)         (852,770)         (938,493)         (769,170)
Loss from discontinued Voice operations                                    --          (101,339)               --          (101,339)
                                                                 ------------      ------------      ------------      ------------

Net loss attributable to common stockholders                     $ (4,899,707)     $ (4,317,217)     $ (9,548,974)     $ (6,875,725)
                                                                 ============      ============      ============      ============

Basic & diluted net loss per share:
  Net loss from continuing operations                            $      (0.14)     $      (0.10)     $      (0.26)     $      (0.17)
                                                                 ============      ============      ============      ============
  Loss from discontinued AV operations                           $      (0.01)     $      (0.02)     $      (0.04)     $      (0.04)
                                                                 ============      ============      ============      ============
  Loss from discontinued VS operations                           $      (0.02)     $      (0.03)     $      (0.03)     $      (0.03)
                                                                 ============      ============      ============      ============
  Loss from discontinued Voice operations                        $         --      $         --      $         --      $         --
                                                                 ============      ============      ============      ============
      Net loss attributable to common stockholders               $      (0.17)     $      (0.15)     $      (0.33)     $      (0.24)
                                                                 ============      ============      ============      ============

Weighted average number of common shares, basic & diluted          29,195,477        28,934,509        29,113,216        28,632,548
                                                                 ============      ============      ============      ============

                      (consolidated balance sheets follow)

Wire One Technologies Q2'03, 8/6/03                                 page 5 of 7


                           Wire One Technologies, Inc.
                           Consolidated Balance Sheets


                                                                                              June 30, 2003        December 31, 2002
                                                                                              -------------        -----------------
                                                                                               (Unaudited)
ASSETS
Current assets:
      Cash and cash equivalents                                                               $     907,188           $   2,762,215
      Accounts receivable-net                                                                     2,016,190               1,277,891
      Assets of discontinued AV operations                                                           72,535                 807,067
      Assets of discontinued VS operations                                                       34,072,174              41,314,701
      Other current assets                                                                        1,636,461                 727,262
                                                                                              -------------           -------------
           Total current assets                                                                  38,704,548              46,889,136

Furniture, equipment and leasehold improvements-net                                              12,627,010              11,512,415
Goodwill-net                                                                                      2,547,862               2,547,862
Other assets                                                                                        488,797                 552,251
                                                                                              -------------           -------------
           Total assets                                                                       $  54,368,217           $  61,501,664
                                                                                              =============           =============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
      Accounts payable                                                                        $   1,968,035           $   1,055,427
      Accrued expenses                                                                              625,253                 681,369
    Liabilities of discontinued VS operations                                                    17,838,861              17,333,120
      Current portion of capital lease obligations                                                  165,974                    --
                                                                                              -------------           -------------
            Total current liabilities                                                            20,598,123              19,069,916

Bank loan payable                                                                                 4,519,741               5,845,516

                                                                                              -------------           -------------
       Total liabilities                                                                         25,117,864              24,915,432
                                                                                              -------------           -------------

Commitments and contingencies

Subordinated debentures                                                                           4,888,000               4,888,000
Discount on subordinated debentures                                                              (4,066,373)             (4,888,000)
                                                                                              -------------           -------------
      Subordinated debentures, net                                                                  821,627                    --
                                                                                              -------------           -------------

Stockholders' Equity:
      Preferred stock, $.0001 par value;
            5,000,000 shares authorized, none issued and outstanding                                   --                      --
     Common Stock, $.0001 par value; 100,000,000 authorized;
            29,551,697 and 28,931,660 shares outstanding, respectively                                2,959                   2,893
     Treasury stock, 39,891 shares at cost                                                         (239,742)               (239,742)
     Additional paid-in capital                                                                 132,523,775             131,132,374
     Accumulated deficit                                                                       (103,858,267)            (94,309,293)
                                                                                              -------------           -------------
           Total stockholders' equity                                                            28,428,725              36,586,232
                                                                                              -------------           -------------

                                                                                              -------------           -------------
           Total liabilities and stockholders' equity                                         $  54,368,217           $  61,501,664
                                                                                              =============           =============

                 (consolidated statements of cash flows follows)

Wire One Technologies Q2'03, 8/6/03                                 page 6 of 7


                           Wire One Technologies, Inc.
                      Consolidated Statements of Cash Flows
                                   (Unaudited)


                                                                                                     Six Months Ended June 30,
                                                                                              -------------------------------------
                                                                                                   2003                       2002
                                                                                              -------------           -------------
Cash flows from Operating Activities:
     Net loss                                                                                 $  (9,548,974)          $  (6,875,725)

     Adjustments to reconcile net loss to net cash provided by (used in)
         operating activities:
             Depreciation and amortization                                                        3,016,236               2,513,055
             Amortization of deferred financing costs                                                92,763                  59,695
             Amortization of discount on subordinated debentures                                    992,875                      --
             Non cash compensation                                                                  673,536                 160,690
             Increase (decrease) in cash attributable to changes in assets and liabilities, net of effects of acquisitions:
                     Accounts receivable                                                           (738,300)              1,357,727
                     Inventory                                                                           --              (1,393,635)
                     Net assets of discontinued AV operations                                       734,532                      --
                     Net assets of discontinued VS operations                                     6,874,911                      --
                     Other current assets                                                        (1,770,059)             (4,883,513)
                     Other assets                                                                   (10,196)               (484,832)
                     Accounts payable                                                               581,906               2,004,417
                     Accrued expenses                                                               (56,117)                872,434
                     Deferred revenue                                                                    --              (1,641,890)
                     Other current liabilities                                                      (66,127)             (1,465,049)
                                                                                              -------------           -------------
                         Net cash provided by (used in) operating activities                        776,986              (9,776,626)
                                                                                              -------------           -------------

Cash flows from Investing Activities
     Purchases of furniture, equipment and leasehold improvements                                (1,409,578)             (2,998,969)
                                                                                              -------------           -------------
                         Net cash used in investing activities                                   (1,409,578)             (2,998,969)
                                                                                              -------------           -------------

Cash flows from Financing Activities
     Proceeds from common stock offering                                                                 --              20,257,962
     Cost of issuance of subordinated debentures                                                   (171,248)                     --
     Exercise of warrants and options, net                                                          293,700                 371,494
     Proceeds from bank loans                                                                    51,820,394              11,498,264
     Payments on bank loans                                                                     (53,146,169)            (13,646,992)
     Deferred financing costs                                                                       (19,112)                     --
     Payments on capital lease obligations                                                               --                 (32,053)
                                                                                              -------------           -------------
                         Net cash provided by (used in) financing activities                     (1,222,435)             18,448,675
                                                                                              -------------           -------------

Increase (decrease) in cash and cash equivalents                                                 (1,855,027)              5,673,080

Cash and cash equivalents at beginning of period                                                  2,762,215               1,689,451
                                                                                              -------------           -------------

Cash and cash equivalents at end of period                                                    $     907,188           $   7,362,531
                                                                                              =============           =============

Supplemental disclosures of cash flow information:
Cash paid during the period for:
     Interest                                                                                 $     225,059           $     105,786
                                                                                              =============           =============
     Taxes                                                                                    $          --           $          --
                                                                                              =============           =============

                          (supplementary tables follow)

Wire One Technologies Q2'03, 8/6/03                                 page 7 of 7


                              EBITDA Reconciliation
                                   (Unaudited)


                                                                     Three Months Ended June 30,         Six Months Ended June 30,
                                                                   ------------------------------    ------------------------------
                                                                         2003             2002             2003             2002
                                                                   -------------    -------------    -------------    -------------
Net loss from continuing operations                                $  (3,900,648)   $  (2,667,515)   $  (7,437,414)   $  (4,736,742)

  Depreciation and amortization                                        1,641,950          889,859        3,016,236        1,641,383
  Amortization of deferred financing costs                                47,254           45,938           92,763           59,695
  Amortization of discount on subordinated debentures                    458,250               --          992,875               --
  Non cash compensation                                                  429,993           54,986          673,536          160,690
  Interest expense, net                                                   38,591           40,745          219,242           47,654
                                                                   -------------    -------------    -------------    -------------

EBITDA from continuing operations                                     (1,284,610)      (1,635,987)      (2,442,762)      (2,827,320)

EBITDA loss from discontinued AV operations                             (380,045)        (695,593)      (1,173,067)      (1,268,474)
EBITDA gain/loss from discontinued VS operations                          (8,878)        (424,684)          53,643          102,502
EBITDA loss from discontinued Voice operations                                --         (101,339)              --         (101,339)
                                                                   -------------    -------------    -------------    -------------

Total EBITDA                                                       $  (1,673,533)   $  (2,857,603)   $  (3,562,186)   $  (4,094,631)
                                                                   =============    =============    =============    =============

              Summary Income Statement of Discontinued AV Operation
                                   (Unaudited)


                                                                     Three Months Ended June 30,        Six Months Ended June 30,
                                                                   ------------------------------    ------------------------------
                                                                         2003             2002             2003             2002
                                                                   -------------    -------------    -------------    -------------
Net revenues                                                       $   1,631,897    $   3,281,284    $   3,873,822    $   9,093,235

Cost of revenues                                                       1,837,475        2,761,666        3,856,476        7,853,621
                                                                   -------------    -------------    -------------    -------------
Gross profit                                                            (205,578)         519,618           17,346        1,239,614
                                                                   -------------    -------------    -------------    -------------

Operating expenses:
  Selling                                                                174,467        1,140,785        1,128,391        2,359,235
  General and administrative                                                  --           74,426           62,022          148,853
                                                                   -------------    -------------    -------------    -------------
     Total operating expenses                                            174,467        1,215,211        1,190,413        2,508,088
                                                                   -------------    -------------    -------------    -------------

Loss from discontinued operations                                  $    (380,045)   $    (695,593)   $  (1,173,067)   $  (1,268,474)
                                                                   =============    =============    =============    =============

              Summary Income Statement of Discontinued VS Operation
                                   (Unaudited)

                                                                     Three Months Ended June 30,        Six Months Ended June 30,
                                                                   ------------------------------    ------------------------------
                                                                         2003             2002             2003             2002
                                                                   -------------    -------------    -------------    -------------
Net revenues                                                       $  21,977,752    $  23,472,446    $  40,253,589    $  41,565,209

Cost of revenues                                                      16,833,236       16,983,592       30,445,864       28,921,006
                                                                   -------------    -------------    -------------    -------------
Gross profit                                                           5,144,516        6,488,854        9,807,725       12,644,203
                                                                   -------------    -------------    -------------    -------------

Operating expenses:
  Selling                                                              4,909,848        5,966,308        9,450,251       11,386,296
  General and administrative                                             853,682          675,316        1,295,967        1,327,077
  Restructuring                                                               --          700,000               --          700,000
                                                                   -------------    -------------    -------------    -------------
     Total operating expenses                                          5,763,530        7,341,624       10,746,218       13,413,373
                                                                   -------------    -------------    -------------    -------------

Loss from discontinued operations                                  $    (619,014)   $    (852,770)   $    (938,493)   $    (769,170)
                                                                   =============    =============    =============    =============

                                                       # # #